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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: March 22, 2000


                                 ISNI.NET, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       0-28065                                            58-2489419
       -------                                            ----------
(Commission File No.)                          (IRS Employer Identification No.)


                        204 East McKenzie Street, Unit D
                           Punta Gorda, Florida 33950
                                  941-575-7878
     (Address, Zip Code and Telephone Number of Principal Executive Offices)


                         INTERNET SERVICE NETWORK, INC.
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER INFORMATION.

         This amendment is being filed for the sole purpose of including the conformed signature that was inadvertently omitted from the EDGAR submission of the Form 8-K, dated March 22, 2000, and filed with the Securities and Exchange Commission on April 25, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ISNI.NET, INC.

Date: April 25, 2000                  By:  /s/ Lesly Benoit
                                          --------------------------------------
                                           Lesly Benoit, Chief Financial Officer